AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of September 14, 2010 to the Backstop Commitment Agreement referred to below, between Riviera Holdings Corporation (“RHC”), Riviera Operating Corporation (“ROC”) and Riviera Black Hawk, Inc. (“RBH”, together with RHC and ROC, the “Debtors”) and SCH/VIII Bonds, L.L.C., SCH/VIII Bonds II, L.L.C., SCH/VIII Bonds III, L.L.C., SCH/VIII Bonds IV, L.L.C., Strategic Value Special Situations Master Fund, L.P., Cerberus Series Four Holdings, LLC and Desert Rock Enterprises LLC (each a “Backstop Lender” and collectively, the “Backstop Lenders”).

RECITALS:

WHEREAS, the Debtors and the Backstop Lenders are parties to that certain Backstop Commitment Agreement (the “Backstop Commitment Agreement”) dated July 12, 2010 pursuant to which each Backstop Lender, subject to certain conditions, severally agreed to (i) fund its Pro Rata Share of the Designated New Money Investment and commit to fund its Pro Rata Share of the Working Capital Facility and (ii) backstop an amount equal to the Pro Rata Share of all Senior Secured Lenders (other than the Backstop Lenders) of the Designated New Money Investment and Working Capital Facility by providing commitments to make Series B Term Loans under the Second Lien Credit Agreement and Revolving Loans under the First Lien Credit Agreement in accordance with the percentages set forth on Schedule 1 to the Backstop Commitment Agreement, in each case on the terms described in the Backstop Commitment Agreement and in the Plan; and

WHEREAS, the parties to this Amendment No. 1 have determined that the Backstop Commitment Agreement needs to be amended to reflect the agreement reached regarding the deadline and process by which the Senior Secured Lenders (other than the Backstop Lenders) may elect to participate in the Total New Money Investment Alternative or the Partial New Money Investment Alternative.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

AGREEMENT:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 1, terms defined in the Backstop Commitment Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 3 hereof, but effective as of the date hereof, the Backstop Commitment Agreement shall be amended as follows:

2.1.  Senior Secured Lender Ability to Participate.  Paragraph 6 of the Backstop Commitment Agreement shall be amended by deleting Paragraph 6 in its entirety and inserting in its place the following:

“6.  Each Senior Secured Lender (other than a Backstop Lender) shall be required to accept such offer to participate in the Total New Money Investment Alternative or the Partial New Money Investment Alternative, as the case may be, in a writing to be delivered to Cantor Fitzgerald Securities no later than October 12, 2010.  For the avoidance of doubt, each Backstop Lender that executes this Backstop Commitment Agreement has elected to fund its Pro Rata Share of the Designated New Money Investment and commit to fund its Pro Rata Share of the Working Capital Facility.  No Backstop Lender shall be required to separately elect to participate in the Total New Money Investment Alternative or the Partial New Money Investment Alternative, as the case may be, in a writing to be delivered to Cantor Fitzgerald Securities.”

2.2.  Certain References to Backstop Order.

(a)           Paragraph 10 of the Backstop Commitment Agreement shall be amended by deleting the words “Backstop Order” and replacing such words with “the order confirming the Plan” in both places where the words “Backstop Order” appear in Paragraph 10.

(b)           Paragraph 11 of the Backstop Commitment Agreement shall be amended by deleting the words “the Backstop Order (which shall be in form acceptable in all respects to the Backstop Lenders) having been entered by the Bankruptcy Court and continuing to be in full force and effect, or alternatively,”.

Section 3.  Conditions Precedent.  The amendments to the Backstop Commitment Agreement set forth in Section 2 shall become effective only when the following conditions precedent shall be satisfied:

3.1.  Execution of Amendment No. 1.  The Debtors and each Backstop Lender shall have executed one or more counterparts of this Amendment No. 1.

3.2.  Bankruptcy Court Approval.  The Debtors shall have sought, and the Bankruptcy Court shall have entered, an order (in form and substance reasonably satisfactory to the Backstop Lenders) approving this Amendment No. 1.

Section 4.  Limited Waiver; Reservation of Rights.  Except as herein provided, the Backstop Commitment Agreement shall remain unchanged and in full force and effect.  This Amendment No. 1 shall not be deemed or otherwise construed to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Debtors or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Backstop Commitment Agreement or any rights or remedies arising in favor of the Backstop Lenders under or with respect to such document; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Debtors and the Backstop Lenders.

Section 5.  Miscellaneous.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.  This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

RIVIERA HOLDINGS CORPORATION

By:
Name:
Title:

RIVIERA OPERATING CORPORATION

By:
Name:
Title:

RIVIERA BLACK HAWK, INC.

By:
Name:
Title:

SCH/VIII BONDS, L.L.C.

By:
Name:
Title:

SCH/VIII BONDS II, L.L.C.

By:
Name:
Title:

SCH/VIII BONDS III, L.L.C.

By:
Name:
Title:

SCH/VIII BONDS IV, L.L.C.

By:
Name:
Title:

STRATEGIC VALUE SPECIAL SITUATIONS FUND, L.P.

By its investment manager, SVP SPECIAL SITUATIONS LLC

By:
Name:
Title:

CERBERUS SERIES FOUR HOLDINGS, LLC

By: Cerberus Institutional Partners, L.P. – Series Four, its Managing Member

By: Cerberus Institutional Associates, L.L.C., its General Partner

By:
Name:
Title:

DESERT ROCK ENTERPRISES LLC

By:
Name:
Title: